Scudder Spain
and Portugal
Fund, Inc.

Annual Report
September 30, 1997

A closed-end investment company seeking long-term capital appreciation primarily through investment in the equity securities of Spanish and Portuguese companies.

Scudder Spain and Portugal Fund, Inc.
--------------------------------------------------------------------------------
Investment objective and policies

o long-term capital appreciation primarily through investment primarily in the equity securities of Spanish and Portuguese companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Spanish and Portuguese companies and industries

o a vehicle for international diversification through participation in foreign stock markets



General Information
--------------------------------------------------------------------------------
Executive offices

    Scudder Spain and Portugal Fund, Inc.
    345 Park Avenue
    New York, NY 10154

    Telephone:
    For Fund Information: 1-800-349-4281


Transfer agent, registrar and dividend
reinvestment plan agent

    For account information:  1-800-426-5523

    State Street Bank and Trust Company
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.


Legal counsel

   Dechert Price & Rhoads


Independent Accountants

   Price Waterhouse LLP


New York Stock Exchange Symbol -- IBF



Contents
--------------------------------------------------------------------------------
In Brief...........................................3
Letter to Shareholders.............................3
Investment Summary.................................6
Portfolio Summary..................................7
Investment Portfolio...............................8
Financial Statements..............................12
Financial Highlights..............................15
Notes to Financial Statements.....................16
Report of Independent Accountants.................19
Tax Information...................................20
Shareholder Meeting Results.......................21
Dividend Reinvestment Plan........................22
Directors and Officers....................Back cover
Investment Manager........................Back cover

This report is sent to the shareholders of Scudder Spain and Portugal Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Scudder Spain and Portugal Fund, Inc.
In Brief
--------------------------------------------------------------------------------
o Reflecting Iberia's positive economic climate and optimism over the prospect of qualifying for membership in the European Monetary Union (EMU), Scudder Spain and Portugal Fund posted a total return of 53.89% based on net asset value for the fiscal year ended September 30, 1997. The Fund's total return based on the price of the Fund's publicly traded shares was 67.33% over the same time frame.

o In Spain, the Fund is focused on sectors exposed to the consumer recovery and to improvements in the economic outlook, such as banking, construction, and retailers. We expect Portuguese construction companies to benefit from major infrastructure projects.

o While any delay in EMU membership would hold the potential for bringing about corrections in the markets, we believe political and economic trends continue to support a positive outlook for equity investment in both Spain and Portugal.


Letter to Shareholders
--------------------------------------------------------------------------------
Dear Shareholders:

Reflecting Iberia's positive economic climate and growing optimism over the prospect of qualifying for the first round of European Monetary Union (EMU), Scudder Spain and Portugal Fund posted a total return of 53.89% based on net asset value per share for the fiscal year ended September 30, 1997. This performance compares to a 48.43% return for the Spanish stock market as gauged by the unmanaged Madrid General Index and a return of 48.46% for Portuguese stocks as measured by the unmanaged BVL Portuguese Index for the same period. The Fund's total return based on market price was 67.33% over the same time frame, closing the period at $14.50 per share on the NYSE. The Fund's NAV per share of $17.34 on September 30 represented a 16.38% discount versus market price.

EMU CONTRIBUTES TO POSITIVE ECONOMIC BACKDROP

We are seeing very strong economic growth in both Spain and Portugal. In Spain, growth is being driven by exports, private consumption, and a nascent rebound in construction activity. In Portugal, growth is primarily a function of investment in infrastructure.

Moreover, both countries are experiencing the lowest inflation in decades, and we do not anticipate a substantial increase in the foreseeable future. In Spain, where the structural problems are more obvious, the government is slowly deregulating the economy by introducing lower tariffs for telephones and electricity. Long term interest rates have fallen dramatically, from over 11% in 1995 to a little over 6% today.

Unemployment offers a contrasting picture. Spain has the highest level of unemployment in Europe due to structural problems in the labor market. On a positive note, jobs are being created in Spain, largely due to the introduction of part-time jobs and an easing of the high level of redundancy payments for laid-off workers. Portugal has a more flexible labor market and has suffered less acutely from unemployment than the rest of Europe.

Neither Spain nor Portugal is having problems meeting the Maastricht budget deficit target of 3%. We expect an ongoing decline in budget deficits due to a fall in interest rates and higher economic growth. Both Spain and Portugal's candidacies for the first round of EMU appear as credible as those of Germany and France. With the exception of public debt as a percentage of GDP, which is moving in the right direction, there are few grounds to refuse Spain and Portugal entry.

The very strong desire on the part of Spain and Portugal to become part of greater Europe has forced their governments to adhere to the Maastricht criteria. The result has been an attempt to bring budget deficits under control and a dramatic decline in inflation and interest rates. For Spain and Portugal, entry to EMU is a unifying force. Politicians for the most part recognize that economic convergence with the rest of Europe must form the backbone of government policy in order to prepare Iberia for the 21st century.

MARKET ENVIRONMENT

Correlation between the equity markets of Spain and Portugal has strengthened over the period, largely due to the increasing depth and size of the Portuguese market and the perception that both countries would probably participate in the first round of EMU.

Iberian markets have gone from strength to strength. In Spain and Portugal, falling interest rates and domestic liquidity have been the key drivers of market performance. Privatizations have resulted in heightened visibility for the Portuguese market, leading to increased foreign participation. The privatization of EDP, the Portuguese utility, was a seminal event in the Portuguese market this year, raising the capitalization of the market substantially. 780,000 investors participated in the offering, the largest in Portuguese history, and helped raise domestic retail investors' perception of the equity market. Depth and liquidity have also been added to the markets with a number of smaller Spanish and Portuguese companies offering their shares for the first time. A major risk is a change in the interest rate scenario. However, if Iberia gets into EMU in the first round, performance will be underpinned by lower short-term interest rates and a reduction of the risk premium as markets converge with those of "core" Europe.

INVESTMENT THEMES

In Spain, we view favorably those sectors exposed to the consumer recovery and to improvements in the economic outlook described earlier, specifically, banking, construction, and retailers.

We like the Spanish banks for a number of reasons, including a positive economic backdrop that should contribute to strong loan growth over the medium term. The sector has matured and consolidated substantially, and Spanish banks are among the most profitable in Europe. The branch network is dense, providing significant barriers to entry. Several of the larger Spanish banks have increased their exposure to Latin America over the past few years. Banco Santander and Banco Bilbao Viscaya, two large holdings of the Fund, have the highest exposure to Latin America in the sector, which implies both higher risk and higher profit potential.

The Spanish construction sector has been in the doldrums over the last few years largely due to slow economic growth and government cutbacks in infrastructure spending. Given the structural improvement in the budget deficit, we expect a relaxation in fiscal austerity to result in a significant revival in the sector beginning in 1998. Construction companies FCC, OCP, and Gines Navarro are representative of this theme in the portfolio.

With respect to the retail sector, we believe a recovery in private consumption will be one of the forces driving the continued resurgence of Spain's economy. Consumer confidence is at a six-year high, there is less uncertainty about welfare reform, and Spain is one of the few places in Europe experiencing job creation.

We are wary with respect to Spanish utilities, where we expect considerable changes in the regulatory framework of the industry beginning in 1998 that would impact the profitability of the sector.

We have been adding to positions in the Portuguese banking sector over the period. Portuguese banks are operating in a positive macroeconomic environment, asset quality has improved, and net interest margins are stabilizing after a five-year decline.

One of our largest positions in Portugal is Portugal Telecom, the dominant telecommunications provider in a market that will not be open to competition until the year 2000. The company has a fast growing cellular business, strong earnings growth, and is attractively valued versus its peers.

We expect the next three years to be an outstanding period for Portuguese construction companies, propelled largely by the 1998 EXPO together with major infrastructure projects. We are seeing a pick up in the residential housing market, which accounts for over 60% of cement consumption in Portugal. Fund-holding Semapa has a strong position in the Portuguese cement market, with an impressive management team and strong cash flow.

In retailing, Sonae Investimentos is attractively valued versus its European peers. A subsidiary of the company is the eighth largest retailer in Brazil, where it expects to double sales before the end of the century. Food retailer Jeronimo Martins, with strong management and earnings, remains a core holding in Portugal.

In our opinion, political and economic trends continue to support a positive outlook for equity investment in both Spain and Portugal. Certainly any delay in EMU would hold the potential for bringing about significant corrections in both the bond and equity markets, as well as impact currencies. However, we believe the vulnerability of either country's market to bad news is substantially reduced by higher growth than the European average, the favorable evolution of domestic indicators, and by support from local investors. Going forward, Scudder Spain and Portugal Fund will continue to provide a vehicle for accessing many of the Peninsula's exciting investment opportunities.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

Scudder Spain and Portugal Fund, Inc.
Investment Summary as of September 30, 1997
--------------------------------------------------------------------------------
Historical
Information                           TOTAL RETURN (%)
Life of Fund         ------------------------------------------------
                        Market Value              Net Asset Value (a)
                     -------------------         --------------------
                                 Average                      Average
                     Cumulative   Annual         Cumulative    Annual
                     -------------------         --------------------
Current Quarter          6.42       --               3.96         --
One Year                67.33    67.33              53.89      53.89
Three Year              99.63    25.91              98.72      25.72
Five Year              154.41    20.53             161.56      21.20
Life of Fund*           92.66     7.18             147.73      10.07



--------------------------------------------------------------------------------
Per Share Information and Returns (a)

Yearly periods ended September 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1988*     1989     1990      1991     1992    1993     1994     1995     1996      1997
                     ------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 8.75    $10.78   $ 8.80    $ 9.31   $ 7.27  $ 8.24   $ 9.01   $ 9.68   $11.54    $17.34
INCOME DIVIDENDS..   $   --    $  .25   $  .12    $  .20   $  .15  $  .18   $   --   $   --   $  .07    $  .09
CAPITAL GAINS
DISTRIBUTIONS.....   $   --    $   --   $  .13    $  .82   $   --  $   .22  $   --   $   --   $   --    $  .18
TOTAL RETURN (%)..    -5.91     26.87   -17.13     20.35   -20.43    20.38    9.35     7.44    20.19     53.89


(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

*    The Fund commenced operations on April 20, 1988.
     On July 29, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as The First Iberian Fund, Inc.

    Past results are not necessarily indicative of future performance of the Fund.

Scudder Spain and Portugal Fund, Inc.
Portfolio Summary as of September 30, 1997
--------------------------------------------------------------------------------
Diversification

Spain               66%
Portugal            34%
                   ----
                   100%
                   ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Sectors

Sector breakdown of the Fund's equity securities

Financial                 29%
Utilities                 19%
Construction              13%
Communications            11%
Consumer Staples           8%
Consumer Discretionary     7%
Manufacturing              5%
Energy                     4%
Metals & Minerals          2%
Other                      2%
                         ----
                         100%
                         ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Ten Largest Equity Holdings (48% of Portfolio)

   1. Compania Telefonica Nacional
      de Espana SA
      Telecommunication services
   2. Empresa Nacional
      de Electricidad SA
      Electric utility
   3. Banco Bilbao Vizcaya SA
      Leading financial group
   4. Portugal Telecom SA
      Telecommunication services
   5. Jeronimo Martins SA
      Food producer and retailer
   6. Banco Santander SA
      Leading regional bank
   7. Repsol SA
      Integrated oil company
   8. Semapa Cement SA
      Cement producer
   9. Banco Comercial Portugues
      Commercial Bank
  10. Iberdrola SA
      Electric utility

Scudder Spain and Portugal Fund, Inc.
Investment Portfolio as of September 30, 1997

============================================================================================================
                                                                                                     Market
                                  Shares                                                          Value ($)
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 100.0%

PORTUGAL 33.9%

CONSUMER DISCRETIONARY 2.8%
  Specialty Retail                80,500   Sonae Investimentos, S.A. ............................  3,182,600
                                                                                                  ----------
CONSUMER STAPLES 5.3%
  Food & Beverage                  6,950   Jeronimo Martins SA Warrants (expire 9/15/03)(b) .....    198,914
                                  75,300   Jeronimo Martins SA ..................................  5,795,849
                                                                                                  ----------
                                                                                                   5,994,763
                                                                                                  ----------
COMMUNICATIONS 5.3%

  Telephone / Communications     138,500   Portugal Telecom SA ..................................  6,007,516
                                                                                                  ----------
FINANCIAL 9.5%

  Banks                          211,100   Banco Comercial Portugues ............................  4,458,042
                                  82,000   Banco Espirito Santo .................................  2,276,260
                                 101,470   Banco Portugues do Investimento ......................  2,310,340
                                  79,000   Banco Totta e Acores .................................  1,666,139
                                                                                                  ----------
                                                                                                  10,710,781
                                                                                                  ----------
MEDIA 0.2%

  Broadcasting & Entertainment    80,000   TVI Televisao Independente(b)(c) .....................    204,513
                                                                                                  ----------
MANUFACTURING 0.9%

  Containers & Paper              30,200   Sociedade Portuguesa de Celulose, S.A.(b) ............  1,016,233
                                                                                                  ----------
CONSTRUCTION 6.7%

  Building Materials 4.5%         40,000   Corticeira Amorim, S.P.G.S. ..........................    491,275
                                 181,500   Semapa Cement SA .....................................  4,464,371
                                                                                                  ----------
                                                                                                   4,955,646
                                                                                                  ----------
  Forest Products 1.3%           174,000   Portucel Industrial Empresa, SA ......................  1,411,804
                                                                                                  ----------
  Miscellaneous 0.9%              62,000   Mota e Companhia, SA .................................  1,026,442
                                                                                                  ----------
UTILITIES 3.2%

  Electric Utilities              10,000   Electricidade de Portugal(ADR)(b) ....................    343,750
                                 189,490   Electricidade de Portugal ............................  3,253,996
                                                                                                  ----------
                                                                                                   3,597,746
                                                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

============================================================================================================
                                                                                                     Market
                                  Shares                                                          Value ($)
------------------------------------------------------------------------------------------------------------
SPAIN 66.1%

CONSUMER DISCRETIONARY 4.4%
  Department & Chain Stores 1.2%  21,849   Adolfo Dominguez SA(b) ...............................    765,527
                                                                                                  ----------
                                  27,500   Aldeasa S.A.(b)(c) ...................................    602,432
                                                                                                  ----------
                                                                                                   1,367,959
                                                                                                  ----------

  Restaurants 2.2%                35,000   Tele Pizza, S.A.(b) ..................................  2,438,534
                                                                                                  ----------
  Specialty Retail 1.0%           25,800   Cortefiel, S.A. ......................................  1,094,085
                                                                                                  ----------

CONSUMER STAPLES 2.8%

  Alcohol & Tobacco 2.4%          80,000   Baron de Ley, S.A.(b) ................................  1,586,387

                                  16,300   Tabacalera, S.A. "A" .................................  1,143,304
                                                                                                  ----------
                                                                                                   2,729,691
                                                                                                  ----------

  Food & Beverage 0.4%            10,800   Puleva Union Industrial Agro-Ganadera SA(b) ..........    469,565
                                                                                                  ----------
COMMUNICATIONS 5.8%

  Telephone/Communications       207,900   Compania Telefonica Nacional de Espana S.A. ..........  6,532,130
                                                                                                  ----------

FINANCIAL 19.3%

  Banks 18.7%                    198,600   Banco Bilbao Vizcaya SA ..............................  6,113,533
                                  55,070   Banco Central de Espana ..............................  2,298,426
                                  35,370   Banco Intercontinental Espana ........................  2,037,797
                                  18,714   Banco Pastor SA ......................................  1,335,192
                                  37,400   Banco Popular Espanol ................................  2,405,306
                                 176,300   Banco Santander SA ...................................  5,775,487
                                  47,640   Banco de Valencia SA .................................    997,354
                                                                                                  ----------
                                                                                                  20,963,095
                                                                                                  ----------

  Real Estate 0.6%                22,550   Vallehermoso SA ......................................    621,647
                                                                                                  ----------
SERVICE INDUSTRIES 1.4%

  Miscellaneous
  Commercial Services            126,000   Prosegur, Cia de Seguridad SA ........................  1,548,938
                                                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

============================================================================================================
                                                                                                     Market
                                  Shares                                                          Value ($)
------------------------------------------------------------------------------------------------------------

MANUFACTURING 3.8%
  Containers & Paper 2.2%         44,600   Empresa Nacional de Celulosas SA ....................     821,665
                                  35,998   Vidrala SA ..........................................   1,651,948
                                                                                                 -----------
                                                                                                   2,473,613
                                                                                                 -----------

  Industrial Specialty 1.6%       14,500   Azkoyen SA ..........................................   1,795,136
                                                                                                 -----------
ENERGY 4.1%

  Oil Companies                  107,730   Repsol SA ...........................................   4,655,045
                                                                                                 -----------
METALS & MINERALS 2.3%

  Steel & Metals                  13,600   Acerinox, S.A. ......................................   2,564,748
                                                                                                 -----------
CONSTRUCTION 6.7%

  Forest Products 0.4%            12,200   Miguel y Costas .....................................     494,473
                                                                                                 -----------

  Homebuilding 3.4%               24,900   Fomento de Obras y Construcciones SA ................   3,836,672
                                                                                                 -----------
  Miscellaneous 2.9%              21,500   Abengoa SA ..........................................   1,109,064
                                  35,000   Gines Navarro Construcciones, S.A. ..................   1,097,340
                                  11,200   OCP Construcciones, S.A. ............................   1,077,457
                                                                                                 -----------
                                                                                                   3,283,861
                                                                                                 -----------
UTILITIES 15.5%

  Electric Utilities 13.3%       152,670   Cia Sevillana de Electricidad .......................   1,447,230
                                 291,520   Empresa Nacional de Electricidad SA .................   6,220,213
                                  24,000   Gas y Electricidad, S.A. ............................   1,625,511
                                  35,600   Hidroelectrica del Cantabrico .......................   1,514,437
                                 334,650   Iberdrola SA ........................................   4,113,906
                                                                                                 -----------
                                                                                                  14,921,297
                                                                                                 -----------

  Natural Gas Distribution 2.2%   47,000   Gas Natural SDG, S.A. ...............................   2,474,844
                                                                                                 -----------

                                           TOTAL COMMON STOCKS (Cost $75,917,053)...............  112,373,377
                                                                                                 -----------

============================================================================================================

                                           TOTAL INVESTMENT PORTFOLIO - 100.0%
                                             (Cost $75,917,053)(a).............................. 112,373,377
                                                                                                 ===========


    The accompanying notes are an integral part of the financial statements.

===============================================================================


-------------------------------------------------------------------------------



(a) The cost for federal income tax purposes was $76,021,986. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $36,351,391. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $37,136,253 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $784,862.

(b)  Non-income producing security.

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $806,945 (0.72% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 1997 aggregated $1,188,337. These securities may also have certain restrictions as to resale.



    The accompanying notes are an integral part of the financial statements.

Scudder Spain and Portugal Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $75,917,053) ..........................                  $ 112,373,377
Foreign currency holdings, at market (identified cost $1,806,571) .............                      1,800,067
Cash ..........................................................................                         13,309
Receivable for foreign taxes recoverable ......................................                         86,836
Other assets ..................................................................                          1,237
                                                                                                  ------------
      Total assets ............................................................                    114,274,826

LIABILITIES

Payables:
    Investments purchased .....................................................   $  1,098,443
    Accrued management fee ....................................................         87,045
    Accrued administrator's fee ...............................................         17,409
    Other payables and accrued expenses .......................................        162,362
                                                                                  ------------
      Total liabilities .......................................................                      1,365,259
                                                                                                  ------------
Net assets, at market value....................................................                   $112,909,567
                                                                                                  ============

NET ASSETS

Net assets consist of:

    Undistributed net investment income .......................................                   $    159,742
    Accumulated net realized gain .............................................                     17,112,305
    Net unrealized appreciation (depreciation) on:
     Investments ..............................................................                     36,456,324
     Foreign currency related transactions ....................................                       (20,039)
    Paid-in capital ...........................................................                     59,201,235
                                                                                                  ------------
Net assets, at market value ...................................................                   $112,909,567
                                                                                                  ============

NET ASSET VALUE per share ($112,909,567/6,511,154 shares of common stock
    issued and outstanding, $.01 par value, 200,000,000 of shares authorized)..                         $17.34
                                                                                                  ============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income:
    Dividends (net of foreign taxes withheld of $353,426) .....................                    $ 2,087,235
    Interest ..................................................................                         57,022
                                                                                                   -----------
                                                                                                     2,144,257
  Expenses:
    Management fee ............................................................  $   940,480
    Administrator's fee .......................................................      188,095
    Custodian and accounting fees .............................................      252,862
    Directors' fees and expenses ..............................................       91,452
    Auditing ..................................................................       42,250
    Reports to shareholders ...................................................       45,451
    Services to shareholders ..................................................       31,531
    Legal .....................................................................       33,602
    Other .....................................................................       13,042         1,638,765
                                                                                 -----------       -----------
  Net investment income .......................................................                        505,492
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS

  Net realized gain (loss) from:
    Investments ...............................................................   17,889,178
    Foreign currency related transactions .....................................     (243,802)       17,645,376
                                                                                 -----------
  Net unrealized appreciation (depreciation) during the period on:
    Investments ...............................................................   21,406,657
    Foreign currency related transactions .....................................      (17,152)       21,389,505
                                                                                 -----------       -----------
  Net gain on investment transactions .........................................                     39,034,881
                                                                                                   -----------
Net increase in net assets resulting from operations ..........................                    $39,540,373
                                                                                                   ===========


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEARS ENDED SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                                          -----------------------------------
                                                                               1997                   1996
-------------------------------------------------------------------------------------------------------------


Operations:
  Net investment income ...........................................        $     505,492         $    576,964
  Net realized gain from investment transactions ..................           17,645,376            5,880,465
  Net unrealized appreciation on investment transactions
    during the period .............................................           21,389,505            6,083,968
                                                                           -------------         ------------
Net increase in net assets resulting from operations ..............           39,540,373           12,541,397
                                                                           -------------         ------------
Distributions to shareholders from:
  Net investment income ...........................................             (585,992)            (455,778)
                                                                           -------------         ------------
  Net realized gains on investment transactions ...................           (1,172,008)                  --
                                                                           -------------         ------------
INCREASE IN NET ASSETS ............................................           37,782,373           12,085,619
Net assets at beginning of period .................................           75,127,194           63,041,575
                                                                           -------------         ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
  income of $159,742 and $484,045, respectively) ..................        $ 112,909,567         $ 75,127,194
                                                                           =============         ============


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Scudder Spain and Portugal Fund, Inc.
Financial Highlights
================================================================================

--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------

                                                                              Years Ended September 30,
                                                           -------------------------------------------------------------
Per Share Operating Performance                              1997           1996           1995       1994        1993
------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .................     $   11.54      $    9.68     $    9.01  $    8.24   $    7.27
                                                           ---------      ---------     ---------  ---------   ---------
  Net investment income ..............................           .08            .09           .07        .07         .22
   Net realized and unrealized gain (loss)
     on investment transactions ......................          5.99           1.84           .60        .70        1.15
                                                           ---------      ---------     ---------  ---------   ---------
Total from investment operations .....................          6.07           1.93           .67        .77        1.37
                                                           ---------      ---------     ---------  ---------   ---------
   Less distributions from:
     Net investment income ...........................          (.09)          (.07)           --         --        (.18)
     Net realized gains on investment
       transactions ..................................          (.18)            --            --         --        (.22)
                                                           ---------      ---------     ---------  ---------   ---------
Total distributions ..................................          (.27)          (.07)           --         --        (.40)
                                                           ---------      ---------     ---------  ---------   ---------
Net asset value, end of period .......................     $   17.34      $   11.54     $    9.68  $    9.01   $    8.24
                                                           =========      =========     =========  =========   =========
Market value, end of period ..........................     $   14.50      $    8.88     $    7.56  $    7.50   $    7.75
                                                           =========      =========     =========  =========   =========

TOTAL INVESTMENT RETURN
  Per share market value(%) ..........................         67.33          18.31           .84      (3.23)      31.69
  Per share net asset value(%)(b) ....................         53.89          20.19          7.44       9.35       20.38

RATIOS AND SUPPLEMENTAL DATA

  Net assets, end of period ($ millions) .............           113             75            63         59          54
  Ratio of operating expenses to average net assets(%)          1.74           1.92          1.99       2.02        2.38(d)
  Ratio of net investment income
    to average net assets(%) .........................           .54            .83           .71        .77        2.87
  Portfolio turnover rate (%) ........................           115             66            43         31          29

  Average commission rate paid (c) ...................     $   .0694      $   .0671     $      --  $      --   $      --

(a)  Based on monthly average of shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after September 1, 1996.

(d) Ratio of operating expenses to average net assets excluding interest expense was 2.31%.

--------------------------------------------------------------------------------

Scudder Spain and Portugal Fund, Inc.
Notes to Financial Statements
================================================================================
A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Spain and Portugal Fund, Inc. (the "Fund", formerly The First Iberian Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.


The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

================================================================================
Withholding taxes on foreign interest and dividends have been provided for in accordance with Spanish and Portuguese tax rates.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and therefore, will be distributed to shareholders, annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences relate primarily to the deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $105,767,508 and $107,643,344, respectively.

C. RELATED PARTIES

Under the Investment Management Agreement with Scudder, Stevens & Clark, Inc. ("Scudder"), the Fund has agreed to pay Scudder a fee equal to an annual rate of 1% of the Fund's average weekly net assets, computed weekly and payable monthly. For the year ended September 30, 1997, the fee pursuant to such agreement amounted to $940,480 of which $87,045 is unpaid at September 30, 1997.

Under the Administration Agreement with Scudder, the administration fee is computed weekly and payable monthly at the annual rate of .20% of the Fund's average weekly net assets. For the year ended September 30, 1997, the fee pursuant to such agreement amounted to $188,095 of which $17,409 is unpaid at September 30, 1997.

Pursuant to both agreements, the investment manager provides continuous supervision of the investment portfolio and the administrator pays the compensation of certain officers of the Fund and provides occupancy and certain clerical services to the Fund. The Fund bears all other costs and expenses.

================================================================================
On June 26, 1997, Scudder entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in Scudder, and Scudder will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1997, the amount charged to the Fund by SFAC aggregated $72,530 of which $6,569 is unpaid at September 30, 1997.

The Fund pays each Director not affiliated with the Manager, $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended September 30, 1997, Directors' fees and expenses aggregated $91,452, of which $23,500 is unpaid at September 30, 1997.

Scudder Spain and Portugal Fund, Inc.
Report of Independent Accountants
================================================================================

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF SCUDDER SPAIN AND PORTUGAL FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Spain and Portugal Fund, Inc. (the "Fund", formerly The First Iberian Fund, Inc.) at September 30, 1997, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts,
November 12, 1997

Scudder Spain and Portugal Fund, Inc.
Tax Information
================================================================================

The Fund paid distributions of $0.18 per share from net long-term capital gains during its Fiscal year ended September 30, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $9,396,999 as capital gain dividends for its fiscal year ended September 30, 1997.

Pursuant to section 853 of the Internal Revenue Code, the Fund designates $353,426 ($0.05 per share) as foreign taxes paid and $801,895 ($0.12 per share) as foreign source income for the year ended September 30, 1997.

Scudder Spain and Portugal Fund, Inc.
Stockholder Meeting Results
--------------------------------------------------------------------------------
The Annual Meeting of Stockholders of Scudder Spain and Portugal Fund, Inc. (the "Fund") (formerly known as The First Iberian Fund, Inc.) was held on July 23, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. The three matters voted upon by Stockholders and the resulting votes for each matter are presented below.

1.   The election of Directors:

                                         Number of Votes:
                                         ----------------

     Director               For         Authority Withheld     Broker Non-Votes*
     --------               ---         ------------------     -----------------
  Paul Elmlinger         4,777,388           133,185                   0
  Wilson Nolen           4,842,042            68,531                   0


2. Ratification of the selection of Price Waterhouse LLP as independent accountants.

                                  Number of Votes:
                                  ----------------

              For            Against           Abstain        Broker Non-Votes*
              ---            -------           -------        -----------------
           4,830,326          24,269            55,978                0


3. Approval of an amendment to the Articles of Incorporation of the Fund changing the name of the Fund to Scudder Spain and Portugal Fund, Inc.

                                 Number of Votes:
                                 ----------------

              For            Against           Abstain        Broker Non-Votes*
              ---            -------           -------        -----------------
           4,582,651         154,113            29,447             144,362


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Scudder Spain and Portugal Fund, Inc.
Dividend Reinvestment Plan
--------------------------------------------------------------------------------
The Plan

   The Dividend Reinvestment Plan offers shareholders in Scudder Spain and Portugal Fund, Inc. a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will declare annual dividends out of net investment income and also expects to distribute, at least annually, its net realized capital gains.

   State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan.

Participation in the Plan

   If you wish to enroll in the Plan, contact the Plan Agent at the address or telephone number listed on page 21. The Plan Agent will send you a brochure that contains the Terms and Conditions of the Plan, as well as an authorization form.

   If you own shares in your own name, you can participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should instruct your nominee to participate on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or other nominee is unable to participate on your behalf, you should request it to re-register your shares in your own name, which will enable your participation in the Plan.

   Your participation in the Plan will begin with the next dividend or capital gain distribution payable after State Street Bank and Trust Company receives your authorization, provided it is received prior to the record date. Should your authorization arrive after the record date, your participation in the Plan will begin with the following dividend or distribution.

   The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee. Nominees should provide to the Plan Agent a listing of participating beneficial owners.

How the Plan Works

   If you choose to participate in the Plan, your dividends and capital gain distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund, and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price. If the market price is lower than the net asset value, or if dividends or capital gains distributions are payable only in cash, then you will receive shares purchased on the New York Stock Exchange or otherwise on the open market. If the market price exceeds net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed net asset value resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places.

No Service Fee To Reinvest

   There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

   Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Tax Implications

   You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Amendment or Termination

   Either Scudder Spain and Portugal Fund, Inc. or State Street Bank and Trust Company may amend or terminate the Plan. Participants will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or capital gain distribution by the Fund.

   You may withdraw from the Plan at any time by written notice to State Street Bank and Trust Company.

   If you withdraw, you will receive without charge stock certificates issued in your name for all full shares; or, if you wish, State Street Bank and Trust Company will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. State Street Bank and Trust Company will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

Participant Benefits

o You will build holdings in the Fund easily and automatically, either at no brokerage cost or at reduced costs.

o You will receive a detailed account statement from State Street Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You will receive a proxy for the shares purchased for you by the Plan Agent according to the Plan.

o As long as you participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in noncertificated form; however, you may request that a certificate representing your reinvested shares be issued to you. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates.

Plan Agent Address and Telephone Number

   If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to:

State Street Bank and Trust Company
P.O. Box 8209
Boston, MA 02266-8209
1-800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to see if your nominee will participate in the Plan on your behalf.

Scudder Spain and Portugal Fund, Inc.
Directors and Officers
--------------------------------------------------------------------------------
DANIEL PIERCE*
    Chairman of the Board and Director
NICHOLAS BRATT*
    President and Director
PAUL J. ELMLINGER*
    Director, Vice President and Assistant Secretary
RICHARD HUNT
    Director
JOSE PEDRO PEREZ LLORCA
    Director
ROGERIO C.S. MARTINS
    Director
DR. WILSON NOLEN
    Director
PAMELA A. McGRATH*
    Vice President and Treasurer
KATHRYN L. QUIRK*
    Vice President and Assistant Secretary
CAROL L. FRANKLIN*
    Vice President
JOAN GREGORY*
    Vice President
JERARD K. HARTMAN*
    Vice President
THOMAS F. McDONOUGH*
    Vice President and Secretary
EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

* Scudder, Stevens & Clark, Inc.


Investment Manager
--------------------------------------------------------------------------------

   The investment manager of Scudder Spain and Portugal Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies that invest in foreign securities and are traded on the New York Stock Exchange: The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., and Scudder World Income Opportunities Fund, Inc.